Exhibit 32.1


     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In  connection  with the filing of the  Quarterly  Report on Form 10-QSB for the
quarter  ended  June  30,  2004  (the  "Report")  by  SmartServ   Online,   Inc.
("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                /s/ Robert M. Pons
                                                --------------------------------
                                                Robert M. Pons
                                                Chief Executive Officer
                                                Dated:  August 16, 2004


                                                /s/ Len von Vital
                                                --------------------------------
                                                Len von Vital
                                                Chief Financial Officer
                                                Dated:  August 16, 2004


A signed original of this written statement required by Section 906 has been provided to SmartServ Online, Inc. and will be retained by SmartServ Online, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



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